Long-Term Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt:
Long-term debt consists of the following at December 31, 2013 and 2012 (in thousands):

	December 31,
	2013	2012
5.10% Senior notes, net of unamortized discount of $36 at December 31, 2013 and $70 at December 31, 2012	$324,964	$324,930
4.50% Senior notes, net of unamortized discount of $2,186 at December 31, 2013 and $2,500 at December 31, 2012	347,814	347,500
Commercial paper notes	363,000	—
Fixed rate foreign borrowings	7,879	19,458
Variable-rate foreign bank loans	34,910	7,006
Miscellaneous	297	394
Total long-term debt	1,078,864	699,288
Less amounts due within one year	24,554	12,700
Long-term debt, less current portion	$1,054,310	$686,588

Aggregate annual maturities of long-term debt as of December 31, 2013 are as follows (in millions): 2014—$24.6; 2015—$327.1; 2016—$379.4; 2017—$0.0; 2018—$0.0; thereafter—$350.0.
On February 7, 2014, we entered into a new $750.0 million credit facility. The five-year, revolving, unsecured credit agreement (hereinafter referred to as the February 2014 credit agreement) matures on February 7, 2019 and (i) replaces our previous $750.0 million amended and restated credit agreement dated as of September 22, 2011 (the September 2011 credit agreement); (ii) provides for an additional $250.0 million in credit, if needed, subject to the terms of the agreement; and (iii) provides for the ability to extend the maturity date under certain conditions. Borrowings bear interest at variable rates based on the LIBOR for deposits in the relevant currency plus an applicable margin which ranges from 0.900% to 1.500%, depending on the Company’s credit rating from Standard & Poor’s Ratings Services (S&P) and Moody’s Investors Services (Moody’s). The applicable margin on the facility was 1.000% as of February 25, 2014. As of February 25, 2014, there were no borrowings outstanding under the February 2014 credit agreement.
Borrowings under the February 2014 credit agreement are conditioned upon compliance with the following covenants: (i) consolidated funded debt, as defined in the agreement, must be less than or equal to 3.50 times consolidated EBITDA, as defined in the agreement, (which reflects adjustments for certain non-recurring or unusual items such as restructuring charges, facility divestiture charges and other significant non-recurring items), or herein “consolidated adjusted EBITDA,” as of the end of any fiscal quarter; (ii) with the exception of liens specified in our new credit facility, liens may not attach to assets when the aggregate amount of all indebtedness secured by such liens plus unsecured subsidiary indebtedness, other than indebtedness incurred by our subsidiaries under the February 2014 credit agreement, would exceed 20% of consolidated net worth, as defined in the agreement; and (iii) with the exception of indebtedness specified in the February 2014 credit agreement, subsidiary indebtedness may not exceed the difference between 20% of consolidated net worth, as defined in the agreement, and indebtedness secured by liens permitted under the agreement. We believe that as of December 31, 2013, we were, and currently are, in compliance with all of our debt covenants.
On May 29, 2013, we entered into agreements to initiate a commercial paper program on a private placement basis under which we may issue unsecured commercial paper notes (the “Notes”) from time-to-time up to a maximum aggregate principal amount outstanding at any time of $750.0 million. The proceeds from the issuance of the Notes are expected to be used for general corporate purposes, including the repayment of other debt of the Company. Our February 2014 credit agreement is available to repay the Notes, if necessary. Aggregate borrowings outstanding under the February 2014 credit agreement and the commercial paper program will not exceed the $750.0 million current maximum amount available under the February 2014 credit agreement. The Notes will be sold at a discount from par, or alternatively, will be sold at par and bear interest at rates that will vary based upon market conditions at the time of the issuance of the Notes. The maturities of the Notes will vary but may not exceed 397 days from the date of issue. The definitive documents relating to the Program contain customary representations, warranties, default and indemnification provisions.
At December 31, 2013, we had $363.0 million of Notes outstanding bearing a weighted-average interest rate of approximately 0.23% and a weighted-average maturity of 21 days. While the outstanding Notes generally have short-term maturities, we classify the Notes as long-term based on our ability and intent to refinance the Notes on a long-term basis through the issuance of additional Notes or borrowings under the February 2014 credit agreement.
In September 2011, we amended and restated our previous credit facility. Fees and expenses of $2.7 million were incurred and paid in connection with this amendment. Borrowings under the September 2011 credit agreement bore interest at variable rates based on the LIBOR for deposits in the relevant currency plus an applicable margin which ranged from 0.900% to 1.400%, depending on the Company’s credit rating applicable from time to time. The applicable margin on the September 2011 credit agreement was 0.975% as of December 31, 2013. As of December 31, 2013 and 2012, we had no borrowings outstanding under the September 2011 credit agreement.
Our $325.0 million aggregate principal amount of senior notes, issued on January 20, 2005, bear interest at a rate of 5.10%, payable semi-annually on February 1 and August 1 of each year. The effective interest rate on these senior notes is approximately 5.19%. These senior notes mature on February 1, 2015.
Our $350.0 million aggregate principal amount of senior notes, issued on December 10, 2010, bear interest at a rate of 4.50%, payable semi-annually on June 15 and December 15 of each year. The effective interest rate on these senior notes is approximately 4.70%. These senior notes mature on December 15, 2020.
We have additional agreements with financial institutions that provide for borrowings under uncommitted credit lines up to a maximum of $60.0 million. There were no outstanding borrowings under these agreements at either December 31, 2013 or December 31, 2012. The average interest rate on borrowings under these agreements during 2013, 2012 and 2011was 0.89%, 1.49% and 1.43%, respectively.
We have an agreement with a foreign bank that provides immediate U.S Dollar or Euro-denominated borrowings under uncommitted credit lines up to a maximum of $48.0 million or the Euro equivalent. At December 31, 2013 and 2012, there were no outstanding borrowings under this agreement.
One of our foreign subsidiaries has agreements with several foreign banks, which provide immediate borrowings under uncommitted credit lines up to a maximum of 4.5 billion Japanese Yen (approximately $42.8 million at December 31, 2013, based on applicable exchange rates). At December 31, 2013 there were outstanding borrowings of $16.4 million and at December 31, 2012 there were no outstanding borrowings under these agreements. The weighted average interest rate on borrowings under these agreements during 2013 and 2011 was 0.52% and 1.07%, respectively (there were no borrowings in 2012).
Certain of our remaining foreign subsidiaries have additional agreements with foreign institutions that provide immediate uncommitted credit lines, on a short term basis, up to an aggregate maximum of approximately $93.3 million, of which $80.1 million supports foreign subsidiaries based in China. We have guaranteed these agreements. At December 31, 2013 and 2012, there were no outstanding borrowings under these agreements.
At December 31, 2013 and 2012, we had the ability and intent to refinance our borrowings under our other existing credit lines with borrowings under the September 2011 credit agreement. Therefore, the amounts outstanding under those credit lines, if any, are classified as long-term debt at December 31, 2013 and 2012. At December 31, 2013, we had the ability to borrow $387.0 million under our commercial paper program and the September 2011 credit agreement, plus an additional $250.0 million if needed, subject to the terms of the September 2011 credit agreement.
Our consolidated joint venture JBC has foreign currency denominated debt, which amounted to $26.4 million at December 31, 2013 and 2012, and principally includes (i) foreign plant-related construction borrowings maturing in April 2015 amounting to $7.9 million and $13.5 million at December 31, 2013 and 2012, respectively, which bore interest at rates ranging from 2.09% to 5.3% at December 31, 2013, (ii) short-term borrowings of $18.5 million at December 31, 2013, bearing interest at 1.59% as of December 31, 2013, and (iii) a $6.0 million unsecured non-interest bearing loan from its other shareholder at December 31, 2012, which was repaid in 2013. At December 31, 2013, JBC had additional borrowing capacity of approximately $6.1 million.
In anticipation of refinancing our 2015 senior notes in the fourth quarter of 2014, on January 22, 2014, we entered into a pay fixed, receive variable rate forward starting interest rate swap with J.P. Morgan Chase Bank, N.A., to be effective October 15, 2014. Under this swap, we hedged the interest rate and partial credit spread on the 20 future semi-annual coupon payments that we would pay when we refinance our 2015 senior notes with another 10 year note. The notional amount of the swap is $325.0 million and the fixed rate is 3.281%. A cash settlement will occur on the termination date determined by reference to the changes in the U.S. dollar 3-month LIBOR and credit spreads from the date we entered into the swap until the date we terminate the swap. We intend to designate this derivative financial instrument as an effective hedge under Accounting Standards Codification 815, Derivatives and Hedging.